UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23201

Harrison Street Real Assets Fund LLC

(Exact name of registrant as specified in charter)

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Harrison Street Private Wealth LLC

5050 South Syracuse Street, Suite 1100

Denver, CO 80237

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code: (877) 200-1878

Date of fiscal year end: March 31

Date of reporting period: September 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Harrison Street
REAL ASSETS FUND LLC
(formerly, Versus Capital
Real Assets Fund LLC)

Semi-Annual Report
September 30, 2025
(Unaudited)

HARRISON STREET PRIVATE WEALTH LLC
(formerly, Versus Capital Advisors LLC)

This report is for shareholders of Harrison Street Real Assets Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Portland, Maine.

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources:

•        Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•        Written and electronic correspondence, including telephone contacts; and

•        Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

Harrison Street Real ASSETS Fund LLC Schedule of Investments As of September 30, 2025 (Unaudited)
Number of Shares		Value
Private Investment Funds(a) - 87.5%
	Diversified – 87.5%
89,780	AEW Cold Storage Properties Fund LP(b)	$97,577,146
9,091	AgriVest Farmland Fund, Inc.	21,308,816
31,326	Blackstone Infrastructure Partners LP	72,500,000
138,014	BTG Pactual Open Ended Core U.S. Timberland Fund LP	224,499,521
—	Ceres Farmland Holdings LP(b)(c)	197,627,953
—	DigitalBridge AI Infrastructure B LP(d)	8,460,890
—	DigitalBridge AI Infrastructure D LP(e)	13,244,712
62,143,296	DigitalBridge Credit LP(b)	34,614,160
26,676,638	Global Diversified Infrastructure Fund	49,867,802
62,490	Hancock Timberland and Farmland Fund LP(b)	68,100,407
199,608	Harrison Street Infrastructure Fund LP(b)	282,949,891
157,090	IFC Core Farmland Fund LP(f)(g)	200,610,129
—	Infrastructure Debt Fund III LP(h)	6,388,151
112,965	Jamestown Timberland Fund(g)(i)	160,199,567
51,286	Macquarie Global Infrastructure Fund	63,722,783
101,592	National Data Center Fund, LLC(b)	155,441,094
81,670	Nuveen-Global Farmland Fund(b)	77,815,941
—	RMS Evergreen U.S. Forestland Fund LP(b)(j)	110,683,463
65,754	Stockbridge Niche Logistics Fund LP	98,278,478
68,471	U.S. Core Farmland Fund LP(g)(i)	110,157,855
—	Versus Capital Real Assets Sub-REIT II, LLC(g)(k)(l)	48,483,898
		2,102,532,657
	Total Private Investment Funds	2,102,532,657
	(Cost $1,717,677,412)
Common Stocks - 21.9%
	Airport Develop/Maintenance – 0.8%
29,472	Aeroports de Paris (France)	3,904,217
3,510,575	Airports of Thailand, PCL (Thailand)	4,390,802
285,037	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	6,737,790
138,952	Japan Airport Terminal Co., Ltd. (Japan)	4,428,275
		19,461,084
	Building-Heavy Constructions – 1.0%
686,914	Cellnex Telecom SA (Spain)(m)	23,791,595

	Electric-Distribution – 1.7%
2,211,267	National Grid, PLC (United Kingdom)	31,770,756
92,247	Sempra	8,300,385
		40,071,141
	Electric-Integrated – 7.8%
697,928	CenterPoint Energy, Inc.	27,079,606
243,696	Chubu Electric Power Co., Inc. (Japan)	3,384,453
76,454	Duke Energy Corp.	9,461,182
318,868	Entergy Corp.	29,715,309
881,321	Equatorial Energia S.A. (Brazil)	6,118,560
114,642	Evergy, Inc.	8,715,085
24,286	IDACORP, Inc.	3,209,395
522,830	NextEra Energy, Inc.	39,468,437
1,665,146	PG&E Corp.	25,110,402
444,748	Xcel Energy, Inc.	35,868,926
		188,131,355
	Gas-Distribution – 1.0%
2,155,826	Italgas SpA (Italy)	19,857,997
109,040	NiSource, Inc.	4,721,432
		24,579,429
Number of Shares		Value
	Pipelines – 3.4%
724,931	APA Group (Australia)	$4,255,714
130,603	Cheniere Energy, Inc.	30,689,093
78,395	Enbridge, Inc. (Canada)	3,954,956
30,789	Targa Resources Corp.	5,158,389
123,257	TC Energy Corp. (Canada)	6,701,773
478,883	Williams Cos., Inc.	30,337,238
		81,097,163
	Public Thoroughfares – 0.2%
594,216	Transurban Group (Australia)	5,421,390

	REITS-Diversified – 1.3%
10,438	American Tower Corp., REIT	2,007,436
298,930	Crown Castle Inc., REIT	28,843,756
		30,851,192
	Transport-Rail – 4.0%
87,962	Canadian Pacific Kansas City, Ltd. (Canada)	6,551,169
551,166	CSX Corp.	19,571,905
843,084	East Japan Railway Co. (Japan)	20,620,854
1,138,484	Getlink SE (France)	20,991,784
117,771	Union Pacific Corp.	27,837,531
		95,573,243
	Warehousing & Harbor Transportation Service – 0.2%
592,717	International Container Terminal Services, Inc. (Philippines)	4,806,882

	Water – 0.5%
33,395	American Water Works Co., Inc.	4,648,250
3,788,626	Guangdong Investment Ltd. (Hong Kong)	3,443,453
687,502	Pennon Group, PLC (United Kingdom)	4,336,644
		12,428,347
	Total Common Stocks	526,212,821
	(Cost $475,429,308)
Warrants – 0.0%
	Diversified – 0.0%
1	Spearmint Renewable Development Company, LLC(k)(n)	—
	Total Warrants	—
	(Cost $0)
Principal Amount
Private Debts(a)(k) – 1.3%
	Digital Infrastructure-Data Center Services – 0.8%
$ 20,000,000	Vantage Data Centers, 10.50%, 9/20/2029	20,146,000

	Energy Transition-Battery Storage – 0.5%
	Spearmint Renewable Development Company, LLC, Tranche A
1,190,170	13.75%, 6/9/2027(o)	1,203,857
1,041,427	13.75%, 6/9/2027(o)	1,053,403
	Spearmint Renewable Development Company, LLC, Tranche B
4,884,334	10.75%, 10/9/2025(o)	4,884,334
4,212,968	10.75%, 10/9/2025(o)	4,212,968
		11,354,562
	Total Private Debts	31,500,562
	(Cost $31,021,328)

See accompanying notes to financial statements.

Harrison Street Real ASSETS Fund LLC Schedule of Investments As of September 30, 2025 (Unaudited) (continued)
Number of Shares		Value
Short-Term Investments - 0.4%
10,265,712	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class, 4.01%	$10,265,712
	Total Short-Term Investments	10,265,712
	(Cost $10,265,712)
	Total Investments - 111.1%	2,670,511,752
	(Cost $2,234,393,760)
	Liabilities in excess of Other Assets - (11.1)%	(265,957,036)
	Net Assets - 100.0%	$2,404,554,716

____________

(a)   Restricted Securities.

(b)   The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.

(c)   Partnership is not designated in units. The Fund owns approximately 10.7% of this Fund.

(d)   Partnership is not designated in units. The Fund owns approximately 2.0% of this Fund.

(e)   Partnership is not designated in units. The Fund owns approximately 3.1% of this Fund.

(f)    The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(g)   Affiliated issuer.

(h)   Partnership is not designated in units. The Fund owns approximately 9.9% of this Fund.

(i)    The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.

(j)    Partnership is not designated in units. The Fund owns approximately 11.5% of this Fund.

(k)   Security value was determined by using significant unobservable inputs.

(l)    Investment is a wholly-owned and controlled subsidiary that is not designated in units.

(m)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $23,791,595, which represents 1.0% of Net Assets.

(n)   Non-income producing security.

(o)   Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

LLC - Limited Liability Company

LP - Limited Partnership

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Harrison Street Real ASSETS Fund LLC Schedule of Investments As of September 30, 2025 (Unaudited) (concluded)
Industry	% of Net Assets
Diversified	87.5%
Electric-Integrated	7.8%
Transport-Rail	4.0%
Pipelines	3.4%
Electric-Distribution	1.7%
REITS-Diversified	1.3%
Gas-Distribution	1.0%
Building-Heavy Constructions	1.0%
Digital Infrastructure – Data Center Services	0.8%
Airport Develop/Maintenance	0.8%
All Other Industries	1.8%
Liabilities in excess of Other Assets	(11.1)%
Total	100.0%

See accompanying notes to financial statements.

Harrison Street Real ASSETS Fund LLC Statement of Assets and Liabilities As of September 30, 2025 (Unaudited)
Assets:
Non-affiliated investments in securities at value (cost $1,772,428,678)	$2,151,060,303
Affiliated investments in securities at value (cost $461,965,082)	519,451,449
Receivables:
Investment securities sold	10,000,000
Fund shares sold	993,563
Dividends and interest	4,438,469
Reclaims receivable	623,601
Advisory fees waived	328,515
Prepaid expenses	27,605
Other assets	40,819
Total Assets	2,686,964,324
Liabilities:
Payables:
Line of Credit borrowings	273,000,000
Advisory fees	7,160,859
Interest and Line of Credit fees	1,338,185
Fund administration fees	453,301
Professional fees	227,943
Investment securities purchased	143,858
Custody fees	24,282
Accrued other expenses	61,180
Total Liabilities[1]	282,409,608
Net Assets	$2,404,554,716
Net Assets consist of:
Paid-in capital	$1,830,625,865
Total distributable earnings (losses)	573,928,851
Total Net Assets	$2,404,554,716
Net assets applicable to shares outstanding	$2,404,554,716
Shares of beneficial interest outstanding (unlimited authorization)	83,854,743
Net asset value price per share (Net Assets/Shares Outstanding)	$28.68

____________

1     See Note 10. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

Harrison Street Real ASSETS Fund LLC Statement of Operations For the Six Months Ended September 30, 2025 (Unaudited)
Investment Income:
Dividends from non-affiliated investments (net of foreign withholding taxes of $509,159)	$26,318,498
Dividends from affiliated investments	2,345,684
Interest income	2,739,254
Total investment income	31,403,436
Expenses:
Advisory fees (Note 4)	14,572,220
Interest and Line of Credit fees (Note 8)	6,254,761
Fund administration fees	418,457
Professional Fees	406,448
Shareholder reporting fees	200,681
Directors’ fees (Note 4)	193,410
Transfer agent fees and expenses	110,416
Custody fees	69,128
Insurance fees	42,317
Registration fees	24,269
Other expenses	78,833
Total expenses	22,370,940
Advisory fees waived (Note 4)	(328,515)
Net expenses	22,042,425
Net investment income (loss)	9,361,011
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	27,598,100
Investments in affiliated issuers	29,142,285
Foreign currency transactions	(49,575)
Net realized gain (loss)	56,690,810
Net change in unrealized appreciation/depreciation on:
Investments	92,917,576
Investments in affiliated issuers	(79,862,999)
Foreign currency translations	43,460
Net change in unrealized appreciation/depreciation	13,098,037
Net realized and unrealized gain (loss)	69,788,847
Net Increase (Decrease) in Net Assets from Operations	$79,149,858

See accompanying notes to financial statements.

Harrison Street Real ASSETS Fund LLC Statement of Changes in Net Assets
	Six Months Ended September 30, 2025 (Unaudited)	Year Ended March 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$9,361,011	$33,059,734
Net realized gain (loss) on investments, affiliated issuers and foreign currency transactions	56,690,810	96,380,901
Net change in unrealized appreciation/depreciation on investments, affiliated issuers and foreign currency translations	13,098,037	12,765,484
Net increase (decrease) in net assets resulting from operations	79,149,858	142,206,119
Distributions to Shareholders from:
Net investment income and net realized gains	(39,752,491)	(79,316,698)
Total Distributions	(39,752,491)	(79,316,698)
Capital Transactions:
Shares issued	72,663,396	235,809,145
Reinvested dividends	5,074,128	10,553,179
Shares redeemed	(308,372,642)	(660,787,568)
Net increase (decrease) in net assets from capital transactions	(230,635,118)	(414,425,244)
Total increase (decrease) in net assets	(191,237,751)	(351,535,823)
Net Assets:
Beginning of period	2,595,792,467	2,947,328,290
End of period	$2,404,554,716	$2,595,792,467
Capital Share Transactions:
Shares sold	2,547,945	8,448,199
Shares issued in reinvestment of dividends	178,378	378,757
Shares redeemed	(10,816,430)	(23,648,239)
Net increase (decrease) in capital share transactions	(8,090,107)	(14,821,283)

See accompanying notes to financial statements.

Harrison Street Real Assets Fund LLC Statement of Cash Flows For the Six Months Ended September 30, 2025 (Unaudited)
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$79,149,858
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(297,776,512)
Proceeds from dispositions of investment securities	484,078,818
Net purchase/sales of short-term investment securities	11,920,522
Net amortization/(accretion) of premium/(discount)	(98,196)
Net realized (gain)/loss from:
Investments sold	(56,740,385)
Foreign currency transactions	49,575
Net change in unrealized (appreciation)/depreciation on:
Investments	(13,054,577)
Foreign currency	(43,460)
Change in operating assets and liabilities:
Receivables:
Investments sold	(9,979,437)
Fund shares sold	(890,889)
Reclaims	(104,695)
Advisory fees waived	(328,515)
Other assets	(40,819)
Prepaid expenses	59,573
Dividends and interest	1,908,565
Payables:
Advisory fees	(381,411)
Accrued other expenses	(110,560)
Transfer agent fees and expenses	(60,203)
Custody fees	40
Professional fees	111,490
Investment securities purchased	143,858
Accounting and administration fees	214,973
Interest and Line of Credit fees	363,549
Net cash provided by operating activities	198,391,162

Cash flows from financing activities:
Proceeds from line of credit	385,000,000
Repayment of line of credit	(313,000,000)
Proceeds from shares issued	72,663,396
Payments for shares redeemed	(308,372,642)
Distributions paid (net of reinvestment of dividends)	(34,678,363)

Net cash used by financing activities	(198,387,609)
Effect of exchange rate changes in cash	(6,115)

Net change in cash	(2,562)

Cash and foreign currency at beginning of period	2,562
Cash and foreign currency at end of period	$—

Supplemental schedule of non-cash activity:
Interest and line of credit fees paid during the period	$5,891,212
Reinvestment of distributions	5,074,128

See accompanying notes to financial statements.

Harrison Street Real Assets Fund LLC Financial Highlights
	Six Months Ended September 30, 2025 (Unaudited)	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021
Net asset value, beginning of period	$28.23	$27.61	$27.56	$27.72	$25.70	$24.10
Income from Investment Operations:
Net investment income (loss)[1]	0.11	0.33	0.26	0.17	0.22	0.23
Net realized and unrealized gain	0.78	1.07	0.55	0.43	2.55	2.12
Total from investment operations	0.89	1.40	0.81	0.60	2.77	2.35
Less Distributions from:
Net investment income and net realized gains	(0.44)	(0.78)	(0.02)	(0.37)	(0.44)	(0.13)
Return of capital	—	—	(0.74)	(0.39)	(0.31)	(0.62)
Total distributions	(0.44)	(0.78)	(0.76)	(0.76)	(0.75)	(0.75)
Net asset value, end of period	$28.68	$28.23	$27.61	$27.56	$27.72	$25.70
Total return	3.17%[2]	5.13%	3.25%	2.49%	10.91%	9.35%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,404,555	$2,595,792	$2,947,328	$3,029,389	$2,674,715	$1,876,556
Ratio of expenses to average net assets:
Ratios of gross expenses to average net assets	1.77%[3]	1.60%	1.36%	1.31%	1.29%	1.34%
Ratios of net expenses to average net assets	1.74%[3]	1.60%	1.36%	1.31%	1.29%	1.33%
Ratio of net investment income to average net assets	0.74%[3]	1.19%	0.95%	0.63%	0.82%	0.91%
Portfolio turnover rate	11.01%[2]	19.89%	18.53%	19.47%	16.90%	27.95%

____________

1           Per Share amounts are calculated based on average outstanding shares.

2           Not annualized.

3           Annualized.

Credit Facility	September 30, 2025	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022	March 31, 2021
Senior securities, end of period (000’s)	$273,000	$201,000	$105,000	N/A	N/A	N/A
Asset coverage, per $1,000 of senior security principal amount	9,812	13,914	29,070	N/A	N/A	N/A
Asset coverage ratio of senior securities	981%	1391%	2907%	N/A	N/A	N/A

See accompanying notes to financial statements.

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited)

NOTE 1. ORGANIZATION

Harrison Street Real Assets Fund LLC (the “Fund”, formerly named Versus Capital Real Assets Fund LLC) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets. “Real Returns” are defined as total returns adjusted for the effects of inflation. The Fund attempts to achieve this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”). The Fund may also invest in a wholly-owned and controlled subsidiary (the “Subsidiary”) that will make direct investments into timberland and agriculture/farmland assets. The Fund will maintain voting control of the Subsidiary. The Subsidiary will be a real estate investment trust (“Sub-REIT”) and the Fund shall report its investment in the Sub-REIT in accordance with generally accepted accounting principles. Accordingly, the Fund’s investment in the Sub-REIT shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REIT will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Subsidiary level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiary. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an indefinite number of shares under the Securities Act of 1933. The Fund’s investment adviser is Harrison Street Private Wealth LLC (the ‘‘Adviser’’), (formerly named Versus Capital Advisors LLC).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m.

U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all, or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder affirmatively elects not to reinvest in Shares. Shareholders may elect initially not to reinvest by indicating that choice in writing to the Fund’s transfer agent. Thereafter, shareholders are free to change their election by contacting the Fund’s transfer agent (or, alternatively, by contacting the selling agent that sold such shareholder its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no sales load or other charge for Shares received by reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

As of and during the six months ended September 30, 2025, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal. Tax returns filed within the prior three years generally remain subject to examination by federal and state tax authorities when applicable statutes of limitations have not expired.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2025, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $48,393,000, to decrease accumulated net realized gain by approximately $43,738,000 and to decrease paid-in-capital by approximately $4,655,000.

For the year ended March 31, 2025, tax character of the distribution paid by the Fund was approximately $10,929,000 of ordinary income dividends, approximately $68,388,000 of long-term capital gains, and approximately $0 of return of capital. For the year ended March 31, 2024, the tax character of the distribution paid by the Fund was approximately $811,000 of ordinary income dividends, approximately $1,867,000 of long-term capital gains, and approximately $82,585,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses. As of March 31, 2025, the Fund had no capital loss carryovers available to offset future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended March 31, 2025, the Fund had no qualified late year losses.

As of September 30, 2025, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $493,854,269, $(62,883,032) and $430,971,237, respectively. The aggregate cost of securities for federal income tax purposes at September 30, 2025, was approximately $2,239,540,515.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting - The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Adviser’s Investment Committee acts as the Fund’s CODM. The Investment Committee is comprised of members of portfolio management and other senior executives. The Fund’s revenue is derived from investments in a portfolio of securities. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of the Fund’s investment objectives which are executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, net income, total returns, expense ratios and changes in net assets, which are used by the CODM to assess the segments’ performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. The total return and performance of each Fund is reflected within the accompanying Financial Highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

NOTE 3. SECURITIES VALUATION

The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Advisor to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing Net Asset Value (“NAV”). Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.

The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.

The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.

The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.

In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

Private Investment Funds - The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.

Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.

In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.

If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.

The September 30, 2025 Schedule of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its September 30, 2025 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Sub-REIT Investment - The Fund has adopted procedures pursuant to which the Fund will value its investment in the Sub-REIT at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Private Investment Funds.

At September 30, 2025, Versus Capital Real Assets Sub-REIT II LLC owned: almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $18.3 million, net of property level debt; and a hazelnut property in Benton County, Oregon fair valued at approximately $20.3 million.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	unadjusted quoted prices in active markets for identical securities
• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of September 30, 2025 is as follows:

Investments Type*	Level 1	Level 2	Level 3		NAV as a Practical Expedient	Total
Private Investment Funds	$—	$—	$48,483,898		$2,054,048,759	$2,102,532,657
Common Stocks	370,808,005	155,404,816	—		—	526,212,821
Warrants	—	—	—	**	—	—
Private Debts	—	—	31,500,562		—	31,500,562
Short-Term Investments	10,265,712	—	—		—	10,265,712
Total Investments	$381,073,717	$155,404,816	$79,984,460		$2,054,048,759	$2,670,511,752

*      See Schedule of Investments for industry breakout.

**    Securities valued at $0.

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment Type	Balance as of 3/31/2025		Purchases	Sales*	Accretion and Amortization	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of 9/30/2025
Private Investment Funds (Sub-REIT)	$49,969,662		$—	$—	$—	$—	$(1,485,764)	$48,483,898
Private Debts	39,755,462		340,894	(8,600,793)	82,933	1,078	(79,012)	31,500,562
Warrants	—	**	—	—	—	—	—	—	**
Total	$89,725,124		$340,894	$(8,600,793)	$82,933	$1,078	$(1,564,776)	$79,984,460

*      Includes return of capital.

**    Securities valued at $0.

For the six months ended September 30, 2025, the total change in unrealized appreciation/(depreciation) on Level 3 securities still held at the end of the year was $(1,427,205).

The Sub-REIT is categorized as Level 3 of the fair value hierarchy and its fair value is largely based upon the externally appraised values of the underlying properties that it holds. Such appraisals are generally based on identified comparable sales as well as discounted cash flow analyses that rely on contractual lease factors, estimates of crop yields and appropriate discount rates. Significant changes in such estimates could have material changes to the appraised values of the underlying properties and the resulting fair values of the Sub-REIT. The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at September 30, 2025:

Investment Type	Fair Value 9/30/2025		Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Private Investment Funds (Sub-REIT)	$48,483,898		Discounted Cash Flow	Discount Rate	7.50%	7.50%
			Income Capitalization Approach	Cap Rate	5.25% – 5.50%	5.37%
			Sales Comparison Approach	Price Per Net Acre	$20,500 – $22,000	$21,659
Private Debts	31,500,562		Amortized Cost	N/A	$1.00	$1.00
			Discounted Cash Flow	Discount Rate	10.54% – 13.67%	10.86%
Warrants	—	*	Intrinsic Value	Redemption Price	$0.00	— *
Total	$79,984,460

*      Securities valued at $0.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Harrison Street Private Wealth LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.15% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $14,572,220 for the six months ended September 30, 2025. Effective July 28, 2025, the Adviser agreed to voluntarily waive a portion of the Investment Management Fee equal to the management fees paid by the Fund to Harrison Street Infrastructure Fund LP. The Adviser waived Fund fees of $328,515 for the six months ended September 30, 2025.

The Adviser has retained the services of the following sub-advisers for the Fund: Brookfield Public Securities Group LLC, ("Brookfield") and Lazard Asset Management LLC, ("Lazard"). Brookfield manages a specified portion of the Fund's assets to be invested in domestic and international public and private securities, such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing). Lazard was not allocated any assets to manage during the six-month period ended September 30, 2025 and its sub-advisory agreement expired pursuant to its current terms on August 1, 2025. The Adviser incurred fees to Brookfield of approximately $1,386,578 for the six months ended September 30, 2025. Fees paid to sub-advisers are based on the average net assets that they manage at an annual rate up to 0.60% and are paid by the Adviser from its Investment Management Fee.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.

Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of Private Investment Funds.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.

Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Sub-REITs invest in illiquid assets, and may be unable to sell their assets, or be forced to sell them at reduced prices. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.

Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund’s investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.

NOTE 6. INVESTMENT TRANSACTIONS

For the six months ended September 30, 2025, the purchases and sales of investment securities, excluding short-term investments, were approximately $297,776,512 and $484,078,818, respectively.

NOTE 7. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 2 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow/require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their Shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. In addition, if the Repurchase Offer is oversubscribed, the Fund may offer to repurchase outstanding shares tendered by the estate of a deceased shareholder or such deceased shareholder's descendants (an "Estate Offer") in an additional amount, taking into account the liquidity of the Fund's assets, up to 0.20% of the Fund's outstanding shares. In the event an Estate Offer is oversubscribed, the Fund will repurchase the tendered Shares on a pro rata basis based on the number of Shares tendered by each shareholder participating in the Estate Offer.

Results of the Fund’s Repurchase Offers during the six months ended September 30, 2025 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased	Value of Repurchased Shares
May 30, 2025	5%	4,641,235	8,945,885	60%	$154,578,379[a]
August 22, 2025	5	4,441,453	11,376,554	47%	153,794,263[b]

a.    Includes the value of shares repurchased under an estate offer of 0.10% of the Fund's outstanding shares. The offer was not oversubscribed and processed in full.

b.    Includes the value of shares repurchased under an estate offer of 0.20% of the Fund's outstanding shares. The offer was not oversubscribed and processed in full.

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (continued)

NOTE 8. LINE OF CREDIT

The Fund has a line of credit (“LOC”) with Bank of America N.A. with borrowing capacity of $350,000,000. Borrowings, if any, under the LOC bear interest at the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus 1.10%. In addition, the Fund incurs a Non-Utilization Fee equal to 0.25%-0.35% on the portion of the LOC not being used and certain origination and structuring fees (the “other LOC fees”). All custody accounts are pledged as collateral.

The Fund incurred interest expense of $6,073,850 and other LOC fees equal to $180,911 during the six months ended September 30, 2025. During the six months ended September 30, 2025, the average daily amount of borrowings on the days that the Fund had an outstanding borrowing was $223,721,311 at an average interest rate of 5.43%. The Fund’s outstanding borrowings from the LOC were $273,000,000 at September 30, 2025 at a rate of 5.26%. The Fund complied with all covenants of the LOC during the six months ended September 30, 2025.

NOTE 9. ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the LOC, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for a summary of the Fund’s asset coverage with respect to senior securities.

NOTE 10. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of September 30, 2025, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets
AEW Cold Storage Properties Fund LP	5/4/2022	89,781	—	$101,784	$97,577	$—	4.1%
AgriVest Farmland Fund, Inc.	7/1/2019	9,091	—	18,102	21,309	—	0.9%
Blackstone Infrastructure Partners LP	3/31/2019	31,326	—	42,753	72,500	10,000	3.0%
BTG Pactual Open Ended Core U.S. Timberland Fund LP	9/18/2017	138,015	—	164,902	224,500	—	9.3%
Ceres Farmland Holdings LP	11/6/2017	—	10.7%	106,673	197,628	—	8.2%
DigitalBridge AI Infrastructure B LP	1/24/2025	—	2.0%	7,950	8,461	7,910	0.4%
DigitalBridge AI Infrastructure D LP	1/24/2025	—	3.1%	12,431	13,245	12,127	0.6%
DigitalBridge Credit LP	12/19/2022	62,143,296	—	49,234	34,614	10,313	1.4%
Global Diversified Infrastructure Fund	6/30/2025	26,676,638	—	44,635	49,868	—	2.1%
Hancock Timberland and Farmland Fund LP	9/18/2017	62,490	—	65,283	68,100	—	2.8%
Harrison Street Infrastructure Fund LP	7/2/2018	199,608	—	217,378	282,950	—	11.8%
IFC Core Farmland Fund LP	10/25/2019	157,090	—	180,947	200,610	—	8.3%
Infrastructure Debt Fund III LP	10/1/2018	—	9.9%	10,771	6,388	—	0.3%
Jamestown Timberland Fund	7/2/2018	112,965	—	126,446	160,200	—	6.7%
Macquarie Global Infrastructure Fund	3/15/2022	51,286	—	52,172	63,723	—	2.7%
National Data Center Fund, LLC	4/1/2021	101,592	—	107,067	155,441	—	6.5%
Nuveen – Global Farmland Fund	7/28/2020	81,670	—	80,170	77,816	53,757	3.2%
RMS Evergreen U.S. Forestland Fund LP	9/18/2017	—	11.5%	74,407	110,683	—	4.6%
Spearmint Renewable Development Company, LLC, Tranche A	1/19/2024	1,190,170	—	1,182	1,204	—	0.1%

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (continued)
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets
Spearmint Renewable Development Company, LLC, Tranche A	1/19/2024	1,041,427	—	$1,036	$1,053	$—	0.0%
Spearmint Renewable Development Company, LLC, Tranche B	1/19/2024	4,884,334	—	4,884	4,884	—	0.2%
Spearmint Renewable Development Company, LLC, Tranche B	1/19/2024	4,212,968	—	4,213	4,213	—	0.2%
Stockbridge Niche Logistics Fund LP	4/2/2024	65,754	—	100,000	98,278	—	4.1%
U.S. Core Farmland Fund LP	9/18/2017	68,471	—	90,516	110,158	—	4.5%
Vantage Data Centers	9/20/2023	20,000,000	—	19,706	20,146	—	0.8%
Versus Capital Real Assets Sub-REIT II, LLC	9/29/2017	—	100.0%	64,056	48,484	—	2.0%
				$1,748,698	$2,134,033	$94,107	88.8%

(a)  The securities include Investment Funds, private debt investments, and a wholly-owned REIT subsidiaries. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The Fund has also invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets.

(b)  Initial acquisition date as shares are purchased at various dates.

(c)  Unfunded Commitments to Investment Funds approximate their fair values.

Security	Redemption Request(a)	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(b)
AEW Cold Storage Properties Fund LP		None	The fund may offer redemption requests with new capital raise periods.
AgriVest Farmland Fund, Inc	Full	None	The fund does not have formal redemption notice or lock-up periods.	Quarterly
Blackstone Infrastructure Partners LP		None	Contributions have a three-year lock-up.	Quarterly
BTG Pactual Open Ended Core U.S. Timberland Fund LP	Partial	None	Contributions have a two-year lock-up.	Quarterly
Ceres Farmland Holdings LP		None	Contributions have a one-year lock-up.	Annually
DigitalBridge AI Infrastructure B LP		Full	Closed-end fund which terminates upon the disposition of its underlying assets.	N/A
DigitalBridge AI Infrastructure D LP		Full	Closed-end fund which terminates upon the disposition of its underlying assets.	N/A
DigitalBridge Credit LP		Full	Closed-end fund which terminates July 31, 2031 subject to one additional one-year extension at the discretion of the fund’s manager.	N/A
Global Diversified Infrastructure Fund		None	Contributions have a three-year lock-up. Full redemptions will be paid over 3 years.	Semi-Annually
Hancock Timberland and Farmland Fund LP	Partial	Partial	Contributions have a three-year lock-up.	Annually
Harrison Street Infrastructure Fund LP		None	Contributions have no lock-up.	Quarterly
IFC Core Farmland Fund LP		Partial	Contributions have a five year lock up.	Semi-Annually
Infrastructure Debt Fund III LP		Full	Closed-end fund which terminates February 12, 2026 subject to two additional one-year extensions at the discretion of the fund’s manager.	N/A
Jamestown Timberland Fund	Partial	None	Initial contributions have a four-year lock-up.	Quarterly
Macquarie Global Infrastructure Fund		Full	The first $50 million of contributions are subject to an initial lock-up period expiring in March 2027.	Quarterly
National Data Center Fund, LLC		Full	Contributions have a five-year lock-up.	Quarterly
Nuveen — Global Farmland Fund		Partial	Contributions have a three-year lock-up.	Annually
RMS Evergreen US Forestland Fund LP	Partial	None	Contributions have a three-year lock-up.	Semi-Annually
Stockbridge Niche Logistics Fund LP		Full	Contributions have a two-year lock-up.	Quarterly
US Core Farmland Fund LP	Partial	Partial	Contributions have a five-year lock-up.	Quarterly
Versus Capital Real Assets Sub-REIT ll, LLC		Full	The security is a wholly-owned REIT subsidiary of the Fund.	N/A

(a)  The Fund submitted a redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(b)  The investment funds provide redemptions at the frequency listed at the investment managers discretion.

Harrison Street Real Assets Fund LLC Notes to Financial Statements September 30, 2025 (Unaudited) (concluded)

NOTE 11. AFFILIATED ISSUERS

The following table lists each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the six months ended September 30, 2025:

Affiliated Investment	Affiliated Value at 3/31/2025	Additions	Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)		Affiliated Value at 9/30/2025	Dividend Income	Shares Held at 09/30/2025
BTG Pactual Open Ended Core U.S. Timberland Fund LP*	$279,628,256	$—	$(218,369,587)**	$19,216,441	$(80,475,110	)***	$—	$—	138,014
IFC Core Farmland Fund LP	195,593,093	—	—	—	5,017,036		200,610,129	794,714	157,385
Jamestown Timberland Fund	166,956,795	—	(12,000,000)	3,436,667	1,806,105		160,199,567	615,334	112,965
US Core Farmland Fund LP	128,393,944	—	(20,000,000)	6,489,177	(4,725,266)		110,157,855	935,636	68,478
Versus Capital Real Assets Sub-REIT II, LLC****	49,969,662	—	—	—	(1,485,764)		48,483,898	—	—
Total	$820,541,750	$—	$(250,369,587)	$29,142,285	$(79,862,999)		$519,451,449	$2,345,684

*      Security was no longer affiliated as of 9/30/2025.

**    Comprised of $3,467,910 return of capital distribution, $50,000,000 redemption payment and $164,901,677 reporting reallocation from "Affiliated Securities at value" to "Non-Affiliated Investments in securities at value" per the Statement of Assets and Liabilities.

***  Includes $59,587,844 reporting reallocation from "Affiliated Securities at value" to "Non-Affiliated Investments in securities at value" per the Statement of Assets and Liabilities."

****Security value was determined by using significant unobservable inputs.

NOTE 12. SUBSEQUENT EVENTS

The Fund offered to repurchase 6% of its outstanding shares, representing 5,082,140 shares, with respect to its November 21, 2025 Repurchase Offer. Shareholders actually tendered 10,642,528 total shares for repurchase. The Fund repurchased 51.2% of total tendered shares, representing approximately $157,241,000.

In addition, the Fund offered to repurchase up to 0.20% of its outstanding shares in and Estate Offer. The Estate offer was not oversubscribed and processed in full. The value processed associated with the Estate Offer is included in the total amount repurchased above.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

HARRISON STREET REAL ASSETS FUND LLC Additional Information September 30, 2025 (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (855) 653-7173 and on the SEC’s website at http://www.sec.gov.

Approvals of Investment Management Agreements and Investment Sub-Advisory Agreement

At a meeting held on May 28, 2025 (the “Meeting”), the Board of Directors (the “Board”) of Versus Capital Real Assets Fund LLC (the “Fund”), including a majority of the Directors who are not “interested persons” (the “Independent Directors”), as such term is defined by the 1940 Act, approved the continuation of the following investment advisory agreements for the Fund: (1) the Investment Management Agreement dated October 11, 2022, between the Fund and Versus Capital Advisors LLC (the “Adviser”) (the “Management Agreement”), and (2) the Investment Sub-Advisory Agreement dated October 11, 2022, between the Adviser and Brookfield Public Securities Group LLC (“Brookfield” or “Sub-Adviser”) (the “Sub-Advisory Agreement”). The Board also approved the continuance of an Investment Management Agreement dated July 29, 2024 with the Adviser for Versus Capital Real Assets Sub-REIT II LLC (the “Sub-REIT”) (the “Sub-REIT Management Agreement”) and the continuance of an Investment Management Agreement dated July 29, 2024 for a wholly owned subsidiary of the Fund, VCRRX Subsidiary LLC (together with the Sub-REIT, the “Subsidiaries”) (the “VCRRX Subsidiary Management Agreement” and together with the Sub-REIT Management Agreement, the “Subsidiary Management Agreements”). The Management Agreement, Sub-Advisory Agreement, and Subsidiary Management Agreements are collectively referred to herein as the “Agreements.” By memoranda dated March 14, 2025, May 15, 2025 and May 16, 2025, requests for information (“Requests”) were made to the Adviser and Sub-Adviser to provide information to assist the Board in evaluating the terms of the Agreements. In preparation for the Meeting, the Independent Directors met on May 13, 2025 and May 27, 2025, with the assistance of their independent legal counsel, to discuss their fiduciary duties in connection with their consideration of the continuance of the Agreements, to review and evaluate the materials provided by the Adviser and Sub-Adviser in response to the Requests and to determine any additional information to be requested, which supplemental information was provided either in advance of the May 28, 2025 Investment Committee meeting (the “May Investment Committee Meeting”) or discussed at that meeting (the “Responses”). At the May Investment Committee Meeting, the Independent Directors further reviewed the Responses and received a presentation from the Adviser. Based upon their evaluation, the Independent Directors recommended to the full Board the continuation of the Agreements.

Management and Subsidiary Management Agreements

Matters considered by the Board in connection with its approval of the Management Agreement and the Subsidiary Management Agreements (the “Management Agreements”) included, among other factors, the following:

The nature, extent and quality of the services the Adviser provides under the Management Agreements: The Board reviewed and considered information regarding the nature, extent and quality of the services provided to the Fund by the Adviser, including the Adviser’s presentation about its operations and capabilities, which included its business continuity plan and information security program. The Board received an update on the role of Colliers International Group Inc. (“Colliers”) as majority owner of the Adviser, including information about a planned reorganization of the Colliers asset managers onto a consolidated platform and its expected impact on the Adviser and the Adviser’s operations. The Board also reviewed the Adviser’s Form ADV, the Management Agreements and other materials provided by the Adviser relating to the Management Agreements. The Board also noted information received at regular board meetings throughout the year related to the services provided. The Board considered the investment strategy employed by the Adviser for investing in real assets, including infrastructure, farmland/agriculture and timberland, and reviewed the Fund’s investment allocations. Additionally, the Board considered the Adviser’s description of the investment decision-making process for portfolio construction and monitoring for the Fund, including investments through the Sub-REIT. The Board also considered the Adviser’s process for ongoing monitoring of the sub-adviser and private funds, including the review of performance and investment risk, the review to ensure that investments are consistent with the Fund’s investment objective and strategies, the review of leverage and compliance updates, and the holding of due diligence meetings. The Board also reviewed the Adviser’s process for determining the Fund’s use of its line of credit. In addition to the portfolio construction and investment management services outlined above, the Board considered the nature, cost, and character of the additional services provided by the Adviser, including, but not limited to the following: compliance services; certain administrative services, including valuation of assets, management of liquidity to meet quarterly repurchases and oversight of service providers; and distribution, marketing and shareholder services, as well as the tax-management services the Adviser would provide through the use of the VCRRX Subsidiary. The Board reviewed and considered the qualifications, backgrounds and responsibilities of the professional personnel of the Adviser performing services for the Fund. The Board also considered the financial strength of the Adviser and its ability to fulfill its contractual obligations as well as the risks assumed by the Adviser in managing the Fund (including, among others, litigation, regulatory, entrepreneurial, and other business risks). The Board received and reviewed financial statements from the Adviser and information about the Adviser’s insurance coverage. The Board considered the additional resources added by the Adviser to support the Adviser’s administrative functions, the steps taken by the Adviser to enhance the valuation process and the work performed by the Adviser to evaluate and recommend changes in service providers as needed. The Board also evaluated potential conflicts of interest and the Adviser’s process for handling such conflicts. The Board concluded that the Adviser was qualified to manage the Fund and to perform the services needed to successfully implement the Fund’s investment strategy.

HARRISON STREET REAL ASSETS FUND LLC Additional Information September 30, 2025 (Unaudited) (continued)

Performance: The Board received and reviewed performance information for the Fund. The Board considered the Adviser’s success in fulfilling the Fund’s objective to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets through structuring a portfolio with broad exposure to real assets and with an allocation between private and public investments. The Board considered the returns of the Fund for the one-year, three-year, five-year and since inception periods (ended March 31, 2025) and the Fund’s standard deviation and Sharpe Ratio for the same periods. The Board also considered the Fund’s returns in comparison to the S&P Real Assets Index and a custom index of 75% private index returns and 25% public index returns, although noting the Adviser’s statement that there is no appropriate benchmark for the Fund given its unique construction and that, in particular, the S&P Real Assets Index lacks comparability as it has no private component. The Board considered the returns of the Fund for the one-year, three-year and five-year periods ended March 31, 2025, as compared to a peer competitor fund. The Adviser explained that there currently is only one real assets-focused interval fund that is directly comparable because it is the only other fund that provides access to multiple real asset sectors and focuses on private market equity investments. Additionally, the Board considered the income distributions from the Fund. The Board then reviewed the measures used by the Adviser for overseeing and evaluating the performance of the Sub-Adviser. Based on the information provided, the Board concluded that the Adviser was meeting the Fund’s investment objective and had delivered an acceptable level of investment returns to shareholders.

A comparison of fees with those paid by similar investment companies: The Board reviewed and considered the contractual advisory fee paid to the Adviser by the Fund and the Subsidiaries in light of the nature, extent and quality of the investment advisory services provided by the Adviser. As a part of this review, the Board noted that the Adviser pays out of its own fee the sub-advisory fees and considered the fee retained by the Adviser after the payment of those fees. The Board also considered the Subsidiary Management Agreements, which each had the same advisory fee as the Management Agreement and considered that, because the Adviser contractually agreed to waive advisory fees to be received from the Fund in an amount equal to any management fees received from the VCRRX Subsidiary and to waive any management fees payable by the Sub-REIT, no additional fee will be received by the Adviser in connection with any investment through VCRRX Subsidiary or the Sub-REIT. The Board also reviewed a breakdown of other Fund expenses. The Board noted the Adviser’s representation that it did not manage any other accounts with similar strategies. The Board considered the advisory fee and the total expense ratio (net and gross) of the Fund in comparison to the one comparable interval fund as well as to a broader peer group (“Extended Peer Group”) developed by the Adviser that was comprised of all interval funds that invest in real assets and report to Morningstar. The Board noted that the contractual management fee for the Fund was lower than the contractual management fee for the comparable interval fund but that the net expense ratio was higher for the Fund than the net expense ratio for the comparable interval fund. The Board noted that both the contractual management fee and net expense ratio for the Fund were lower than the averages for the Extended Peer Group. Considering these and other factors, the Board concluded that the advisory fee was reasonable.

The Adviser’s costs and profitability: The Board considered the profitability of the Adviser and whether such profits were reasonable in light of the services provided to the Fund and the expenses paid by the Adviser. As a part of this analysis, the Board considered the reduction in revenue to the Adviser from 2023 to 2024 as a result of repurchases requests to the Fund. The Board also reviewed the Adviser’s 2024, 2023 and 2022 audited financial statements. The Board reviewed information provided by the Adviser regarding Fund profitability for 2024, 2023 and 2022, along with the Adviser’s methodology for computing each year’s profitability. The Board also received publicly available profitability information for publicly traded investment management companies. The Board noted that the Fund was a specialized product that required appropriate expertise. The Board concluded that based upon these factors, the Adviser’s profits were not unreasonable.

Indirect benefits of providing advisory services: The Board took into account the Adviser’s statement that it does not receive any indirect benefits from the Fund.

The extent to which economies of scale are shared with shareholders: The Board considered the Adviser’s representation that the advisory fee structure for the Fund had been set to price the Fund at scale at the time of its launch, which would give the Fund the benefits of scale without waiting for asset growth. The Board also considered the level of the current assets in the Fund, which was reduced from the prior year’s level, and the competitive level of the Fund’s advisory fee, the additional investments being made by the Adviser into resources to support the services provided to the Fund and the increased complexity of the regulatory environment. Further, the Board noted that the Adviser paid for certain distribution-related services with respect to the Fund, and had added resources to support these activities, and paid for the servicing fees associated with the network platforms and other intermediaries servicing the Fund and bore the risk of increased fees. The Board considered the impact of breakpoints in the sub-advisory fees and concluded that the lack of advisory fee breakpoints under the Management Agreement was appropriate at this time and any economies of scale were appropriately reflected in the advisory fee paid by the Fund.

Conclusion: The Board, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the Management Agreement and each Subsidiary Management Agreement, determined that (i) the continuation of the Management Agreement for an additional one-year term ending August 1, 2026 was in the best interests of the Fund and its shareholders; and (ii) the continuation of each Subsidiary Management Agreement for an additional one-year term ending August 1, 2026 was in the best interests of the Fund and its shareholders. In considering the Management Agreements, the Board did not identify any one factor as decisive, but rather considered these factors collectively in light of surrounding circumstances. Further, each Director may have afforded a different weight to the various factors.

HARRISON STREET REAL ASSETS FUND LLC Additional Information September 30, 2025 (Unaudited) (concluded)

Sub-Advisory Agreement

Consideration by the Board of the renewal of the Sub-Advisory Agreement was based upon information provided by the Adviser and the Sub-Adviser in the Responses, as well as information received at regular board meetings throughout the year. Matters considered by the Board in connection with its approval of the Sub-Advisory Agreement included, among other factors, the following:

The nature, extent and quality of the services provided under the Sub-Advisory Agreement: In evaluating Brookfield, the Board considered the reputation, qualifications and background of the Sub-Adviser, the investment approach of the Sub-Adviser, the experience and skills of investment personnel responsible for the day-to-day management of the Sub-Adviser’s managed portion of the Fund, the resources made available to such personnel and the processes for monitoring for best execution of trades and allocation of investment opportunities. The Board also considered the Sub-Adviser’s financial strength, business continuity plan and information security program, compliance with investment policies and general legal compliance. Based upon all relevant factors, the Board concluded that the nature, extent and quality of the services provided by the Sub-Adviser under its Sub-Advisory Agreement were satisfactory.

Investment Performance: In evaluating Brookfield, the Board considered that the Adviser had evaluated the investment performance and recommended the continuation of the Sub-Advisory Agreement. For Brookfield, performance information was reviewed for the one-year, three-year, five-year, and since inception (September 17, 2017) periods through March 31, 2025. Based upon the performance attribution information provided and the Adviser’s evaluation, the Board concluded that the services of the Sub-Adviser were satisfactory.

Fees, Economies of Scale, Profitability and Other Benefits to Sub-Adviser: In evaluating Brookfield, the Board considered the sub-advisory fee rates, noting that the Adviser compensates the Sub-Adviser from its own advisory fee, so that shareholders pay only the advisory fee. In addition, in evaluating the sub-advisory fee rates, the Board considered the Adviser’s comments, including that the Sub-Adviser had a unique and custom mandate and that the sub-advisory fee rate had previously been renegotiated at arm’s length to provide an additional breakpoint effective June 1, 2021. From the Sub-Adviser, the Board received information regarding fees charged to other clients of the Sub-Adviser with similarly managed portfolios and the representation that the advisory fee for the Fund was comparable to the fee for similar funds managed by Brookfield for this strategy.

The Board considered whether there are economies of scale with respect to the sub-advisory services provided by the Sub-Adviser and whether they were appropriately shared, noting the breakpoints in the fee schedule.

The Board considered the profitability to the Sub-Adviser. In evaluating Brookfield, the Board considered the amount of fees paid to the Sub-Adviser under the agreement, the level of services provided and the competitiveness of the fee. Based upon its review, the Board concluded that the profitability of the Sub-Advisory Agreement was not unreasonable.

The Board also considered the character and amount of other incidental benefits received by the Sub-Adviser when evaluating the sub-advisory fees. The Board considered as a part of this analysis the Sub-Adviser’s brokerage practices and soft dollar practices. The Board concluded that taking into account the incidental benefits received by the Sub-Adviser and the other factors considered, the sub-advisory fees were reasonable.

Conclusion: The Board, having requested and received such information from the Sub-Adviser as it believed reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, determined that the continuation of the Sub-Advisory Agreement for an additional one-year term ending August 1, 2026 was in the best interests of the Fund and its shareholders. In considering the Sub-Advisory Agreement, the Board did not identify any one factor as decisive, but rather considered these factors collectively in light of surrounding circumstances. Further, each Director may have afforded a different weight to the various factors.

Conclusion

The Board, having reviewed each of the Agreements, determined that each Agreement should be renewed because each continues to enable the Fund’s investors to obtain high-quality services at a cost that is appropriate, reasonable and in the best interests of investors.

(b) Not applicable.

Item 2.  Code of Ethics.

(a) Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7.  Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.  Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1(a).

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) The Adviser had entered into a sub-advisory agreement with Lazard Asset Management LLC (“Lazard”) in connection with the management of a portion of the Fund’s assets allocated to it by the Adviser. Lazard was not allocated any Fund assets to manage during the six-month period ended September 30, 2025. Its sub-advisory agreement expired pursuant to its current terms on August 1, 2025.

Item 14.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.  Exhibits.

(a)	(1)	Code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2. Not applicable.

(2)	Not applicable.

(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3)(3)	Not applicable.

(3)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17CFR 270.30a-2(b)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Harrison Street Real Assets Fund LLC

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	12/3/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Mark D. Quam
Title	Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	12/3/2025

By	/s/ Brian Petersen
Title	Brian Petersen, Chief Financial Officer
(principal financial officer)

Date	12/3/2025